UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 19, 1999

                                  ELCOTEL, INC.

             (Exact name of registrant as specified in its charter)


    Delaware                      0-15205                   59-2518405
    --------                      -------                   ----------
 (State or other                (Commission                 (IRS Employer
   jurisdiction                 File Number)                Identification No.)
of incorporation)


                  6428 Parkland Drive, Sarasota, Florida 34243
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (941) 758-0389
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

      The Board of Directors of Elcotel, Inc. (the "Company") has adopted a Stockholder Rights Plan (the "Rights Plan") pursuant to which common stock purchase rights have been granted as a dividend at the rate of one right ("Right") for each share of outstanding common stock, par value $.01 per share, of the Company (the "Common Stock") held of record as of the close of business on May 11, 1999. When the Rights become exercisable, the holders thereof will be entitled to purchase, for an amount (the "Purchase Price") equal to $10 per Right (subject to adjustment), Common Stock with a fair market value equal to two times such amount in accordance with the terms of the Rights Agreement, dated as of May 11, 1999 (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"). The description and terms of the Rights are set forth in the Rights Agreement.

      Initially, the Rights will be evidenced by the certificates representing shares of Common Stock then outstanding, and no separate certificates evidencing the Rights will be distributed. The Rights will separate from the Common Stock and a distribution of Rights Certificates (as defined below) will occur upon the earlier to occur of (i) 10 days following the first public announcement that a person or group of affiliated or associated persons, other than those described below (an "Acquiring Person"), has acquired, or obtained the right to acquire, beneficial ownership of 10% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date") or (ii) 10 business days following the commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by such Person of 10% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"). The term "Acquiring Person" does not include (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan or employee stock plan of the Company or of any Subsidiary, iv) any Person or entity organized, appointed, established or holding Common Stock by, for or pursuant to the terms of any employee benefit plan or employee stock plan, or (v) a Person who, together with its Affiliates and Associates, becomes the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company, unless and until such time as such Person purchases or otherwise becomes (as a result of actions taken by such Person or its Affiliates or Associates) the Beneficial Owner of additional shares of Common Stock constituting 1% of more of the then outstanding shares of Common Stock. Notwithstanding the foregoing, (i) no Person (an "Acquiror"), subject to the provisos set forth below, will become an "Acquiring Person" as a result of the acquisition in a private transaction after May 11, 1999 by the Acquiror from Wexford Partners Fund, L.P., Wexford Management LLC, or each of its subsidiaries and affiliates, including Joseph M. Jacobs (collectively, "Wexford") or Fundamental Management Corporation and each of its subsidiaries or affiliates, including C. Shelton James and any limited partnership of which Fundamental Management Corporation is the general partner (collectively, "FMC") from any Person who is an Affiliate or Associate of either of Wexford or FMC at the time of such acquisition (collectively, a "Wexford Person" or a "FMC Person," respectively) of (1) any shares of Common Stock held by any Wexford Person or FMC Person on May 11, 1999 or (2) any shares of Common Stock issued pursuant to options, warrants or other rights to purchase shares of Common Stock held by any Wexford Person or FMC Person on May 11, 1999; provided, however, that, immediately after such acquisition, the Acquiror together with all of such Acquiror's Affiliates and Associates are not the Beneficial Owners of more than 21.1% of the shares of Common Stock then outstanding and provided further that, following such acquisition, the Acquiror, together with all of such Acquiror's Affiliates and Associates, does not become the Beneficial Owner of an additional 1% or more of the shares of Common Stock then outstanding; (ii) no Person (who is not otherwise an Acquiring Person) shall become an "Acquiring Person" as a result of an acquisition in a private transaction of any shares of Common Stock which such person can show were held by any Wexford Person or any FMC Person as of May 11, 1999 or any share of Common Stock issued pursuant to options, warrants or other rights to purchase shares of Common Stock which such Person can show were held by any Wexford Person or FMC Person as of May 11, 1999, if such Person acquired all of such shares from an Acquiror who became an Acquiror pursuant to subsection (i) of this sentence or from a


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

Person who acquired such shares in accordance with this subsection (ii), but, in each case, subject to the provisos set forth in subsection (i) of this sentence; and (iii) subject to the proviso set forth below, none of the Wexford Persons or the FMC Persons will become an "Acquiring Person" in the event that any Wexford Persons or the FMC Persons will become an "Acquiring Person" in the event that any Wexford Person, together with all other Wexford Persons, or any FMC Person, together with all other FMC Persons, become the Beneficial Owner, after May 11, 1999, of additional shares of Common Stock; provided, however, that the number of shares of Common Stock of which (A) all Wexford Persons are the Beneficial Owners does not exceed 21.1% of the shares of Common Stock then outstanding, or
(B) all FMC Persons are the Beneficial Owners does not exceed 12.9% of the shares of Common Stock then outstanding.

      Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with the Common Stock certificates, (ii) new Common Stock certificates issued after May 11, 1999 upon transfer or new issuance of the Common Stock will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

      The Rights are not exercisable until the Distribution Date and will expire at the close of business on May 11, 2009, unless earlier redeemed or exchanged by the Company as described below. The Rights will not be exercisable by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights has not been obtained or is not obtainable. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will evidence the Rights.

      In the event that a Person (other than a Person not deemed to be an Acquiring Person) becomes the beneficial owner of 10% or more of the then outstanding shares of Common Stock (except pursuant to an offer for all outstanding shares of Common Stock which the Board of Directors of the Company determines to be fair to and otherwise in the best interests of the Company and its stockholders), each holder of a Right will, after the end of a redemption period referred to below, have the right to exercise the Right by purchasing, for an amount equal to the Purchase Price, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) with a fair market value equal to two times such amount. Notwithstanding any of the foregoing, following the occurrence of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. Rights are not exercisable, however, following the occurrence of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

      In the event, that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than a merger which follows an offer described in the preceding paragraph), or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall, after the expiration of the redemption period referred to below, have the right to receive, upon exercise, common stock of the acquiring company with a fair market value equal to two times the Purchase Price.

      At any time after a person or group of affiliated or associated persons becomes an Acquiring Person, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one-half of one share of Common Stock per Right (subject to adjustment).


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

      The Purchase Price payable upon exercise of the Rights, the number of shares of Common Stock or other securities or property issuable upon exercise of the Rights, and the number of Rights outstanding, are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Common Stock, or (ii) upon the grant to holders of the Common Stock of certain rights or warrants to subscribe for Common Stock or convertible securities at less than the current market price of the Common Stock.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

      In general, at least a majority of the Outside Directors (as defined in the Rights Agreement) may cause the Company to redeem the Rights in whole, but not in part, at any time during the period commencing on May 11, 1999 and ending on the tenth day following the Stock Acquisition Date (as such period may be extended or shortened by such Outside Directors (the "Redemption Period")) at a price of $.001 per Right. After the Redemption Period has expired, the Company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to 5% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company and there are no other Acquiring Persons. Immediately upon the action of such Outside Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.001 redemption price.

      Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be subject to federal taxation to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

      Other than those provisions relating to the principal economic terms of the Rights (other than an increase in the Purchase Price), any of the provisions of the Rights Agreement may be amended by the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Company in order to cure any ambiguity, defect or inconsistency or to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided however, no amendment to adjust the time period governing redemption may be made at such time as the Rights are not redeemable.

      The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired, or in a manner or on terms not approved by a majority of the Outside Directors. The Rights, however, should not deter any prospective offeror willing to negotiate in good faith with the Board of Directors. Nor should the Rights interfere with any merger or other business combination approved by the Board of Directors.

      The Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit A the form of Rights Certificate, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release announcing the declaration of the Rights dividend, and a form of letter to the Company's stockholders relating to the adoption of the Rights Plan, are attached hereto as Exhibits 20.1 and 20.2, respectively, and are incorporated herein in their entirety by


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

reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

      On April 19, 1999, the registrant issued a press release, a copy of which is filed as Exhibit 20.3 hereto and is incorporated herein by reference. On April 21, 1999, the registrant issued a press release, a copy of which is filed as Exhibit 20.4 hereto and is incorporated herein by reference.

      Statements in this report may contain forward-looking information regarding the registrant's plans, projections or future performance, which involve certain risks and uncertainties that could cause the registrant's actual results to differ materially from those expected by the registrant. These risks and uncertainties include the risk of adverse regulatory action affecting the registrant or the registrant's customers, risk of competition, risk of obsolescence of the registrant's products, risk that research and development expenditures may not succeed in creating useful new products or addressing new markets and other uncertainties detailed in the registrant's filings with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) The exhibits accompanying this report are listed in the Index to Exhibits.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  May 26, 1999                             ELCOTEL, INC.


                                                By:/s/ William Thompson
                                                   --------------------
                                                William Thompson
                                                Senior Vice President and Chief
                                                Financial Officer



                                Index to Exhibits
                                -----------------

 Number               Description                               Method of Filing
 ------               -----------                               ----------------

 20.1                 Press Release dated May 11, 1999          Filed herewith

 20.2                 Form of letter to Company's               Filed herewith
                      Stockholders

 20.3                 News release dated                        Filed herewith
                      April 19, 1999

 20.4                 News release dated                        Filed herewith
                      April 21, 1999

 99.1                 Rights Agreement, dated as                Filed herewith
                      of May 11, 1999, between
                      the Company and American
                      Stock Transfer & Trust Company


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